Exhibit 99.2 Q2 2022 Results Presentation August 18, 2022

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K and Item 1A of Part II of the Company's Quarterly Report on Form 10-Q for the first quarter of fiscal 2022, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including macroeconomic conditions such as inflation and the long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2

Q2 2022 Results Presentation Q2 2022 Results 4 Updated 2022 Outlook 10 Our Strategy 12 3

Q2 2022 Results 4

Q2 2022 Summary Key Takeaways • A weakening macro environment, high inflation and dampened consumer spending are having broad implications across much of retail, especially in discretionary categories like apparel. Given our penetration in these discretionary categories, this is disproportionately impacting Kohl’s. • Our Q2 results reflect a middle-income customer that has become more cost conscious and is feeling greater pressure on their budget -- we are seeing customers make fewer shopping trips, spend less per transaction, and shift towards our value-oriented private brands. • Continuing to make progress in our strategic transformation, and now have nearly 600 of our stores recently refreshed and reflecting our forward vision as the leading destination for the active and casual lifestyle, with Sephora as a key cornerstone • Sephora at Kohl’s continues to exceed expectations driving incremental sales and attracting new customers in stores with a Sephora shop-in-shop • Entered into $500M ASR agreement on August 18 and remain firmly committed to our current dividend • Focused on maintaining strong balance sheet with long-term objective of sustaining Investment Grade rating Q2 2022 • Comparable sales decreased (7.7%) versus Q2 2021; net sales decreased (8.5%) • Gross margin decreased (290 bps) compared to last year due to increased freight costs and product cost inflation, as well as elevated promotions • SG&A expense increased 3.4% in Q2, driven largely by investments in key strategic initiatives, including Sephora store openings and store refreshes, as well as higher wages and transportation costs • Operating margin of of 6.5% in Q2 2022 with diluted earnings per share of $1.11 • Inventory increased 48% versus last year due to lower sales and unique factors, including investment in beauty, higher in-transit and pack and hold inventory; excluding the unique factors, inventory increased 27% to last year and decreased (8%) to Q2 2019 5 5

Q2 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions) July 30, 2022 July 31, 2021 Net Sales $ 3,863 $ 4,223 Total Revenue 4,087 4,447 Gross Margin Rate 39.6% 42.5% SG&A 1,283 1,241 Depreciation 206 210 Operating Income 266 570 Interest Expense 77 62 Provision for Income Taxes 46 126 Net Income 143 382 Diluted EPS $1.11 $2.48 Key Balance Sheet Items July 30, 2022 July 31, 2021 (Dollars in Millions) Cash and Cash Equivalents $ 222 $ 2,569 Merchandise Inventories 4,034 2,733 Accounts Payable 1,497 1,495 Borrowings under revolving credit facility 79 – Current portion of Long-term debt 164 – Long-term Debt 1,747 1,909 Key Cash Flow items July 30, 2022 (Dollars in Millions) Three Months Ended Six Months Ended Operating Cash Flow $ (86) $ (546) Capital Expenditures (327) (548) Net, Finance lease and Financing obligations (25) (50) (1) $ (438) $ (1,144) Free Cash Flow 6 (1) - Free Cash Flow is a non-GAAP ﬁnancial measures. Please refer to the reconciliation included in the Appendix for more information.

Q2 2022 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense Decreased (290 bps) versus Q2 2021 Deleveraged (351 bps) vs Q2 2021 $1,283M 42.5% $1,241M 39.6% % Total 27.9% 31.4% Revenue Q2 2021 Q2 2022 Q2 2021 Q2 2022 Q2 2022 Gross Margin Takeaways Q2 2022 SG&A Takeaways • Elevated freight costs due to global supply chain challenges • Incremental growth investments in our stores, including Sephora and store refreshes totaling $36 million • Higher product costs driven by inflation • Higher wages and transportation costs • Increased promotional activity 7

Q2 Inventory impacted by unique factors $4,034M +$82M +$220M +$269M +$730M $2,733M +27% Accounted for additional +21% Q2 2021 Core In-Transit Sephora / Beauty Pack & Hold Q2 2022 Q2 2022 Inventory Increased 48% Y/Y; excluding unique factors, inventory increased 27% Y/Y and declined (8%) to Q2 2019 • In-transit inventory increased as we incorporated additional transportation time to ensure we meet consumer demand • Sephora / Beauty inventory increased to support the 400 Sephora shops opening in 2022 • Pack & hold strategies were leveraged for late holiday receipts including sleepwear and fleece 8

Sephora at Kohl’s continues to drive impressive results in Q2 • Kohl’s stores with Sephora continue to outperform the balance of chain, attracting new customers and driving traffic • The partnership is attracting new, younger, and more diverse customers. Customers that shop Sephora at Kohl's visit more frequently than our average customer. • 400 Sephora stores to open in 2022 (48 opened in Q1, 292 opened in Q2, and remaining 60 planned in Q3); will open another 250 shops in 2023, taking our total to 850 2,500 sq. ft. shops • Working with Sephora to design a smaller footprint concept for our remaining 300 stores, creating a Sephora presence across our entire store base • Targeting $2 billion in sales and highly accretive to operating margin 9

Updated 2022 Outlook 10

2022 Updated Outlook Metric Full Year Guidance (5%) to (6%) Net Sales versus 2021 Operating Margin 4.2% to 4.5% EPS $2.80 to $3.20 Capital Allocation Strategy • Capex: Approximately $825 million • Dividend: $0.50 quarterly dividend payable on September 21, 2022 • Share Repurchase Program: Repurchased $158M in shares in Q1 2022 and entered into $500M ASR agreement on August 18, 2022 11

Our Strategy 12

Our Strategy Introduced Oct. 2020 The most trusted retailer of choice for the Active and Casual lifestyle Expand Disciplined Strong Operating Capital Drive Top Line Growth Organizational Margin Management Core Agile, Destination for Differentiated Operating Leading with Maintain Strong Accountable Active & Casual Omnichannel Margin Goal Loyalty & Value Balance Sheet & Inclusive Lifestyle Experience of 7% to 8% Culture Creating Long-term Shareholder Value Return to growth Expand operating margin Solid cash flow generation Return capital to shareholders Maintain strong balance sheet 13

Committed to Creating Value Kohl’s Long-term Financial Framework 1 SALES GROWTH OPERATING MARGIN EPS GROWTH Low-Single Mid-to-High 7% to 8% + = Digits % Single Digits % Capital Allocation Principles Strong Significant Capital Invest in Growth Balance Sheet Returns (1) Mid-to-High single digits EPS growth off of FY22 base 14

Multiple initiatives to support future growth


adidas

Destination for the Active & Casual Lifestyle

- Be a leading destination for casual and active apparel for the family
- Women's: Focus on adjacent categories including dress and elevated casual, and amplify inclusivity
- Men's: Recent brand introductions of Tommy Hilfiger, Eddie Bauer, Hurley, and Calvin Klein
- Denim: Buffalo Jeans and Levi's Silver Tab bring excitement and premium denim to Kohl's
- Active: Fuel growth in Active to at least 30% of sales, driven by key national brands (Nike, Under Armour, Adidas)



Grow Sephora to a $2 Billion Business

- Kohl's stores with Sephora continue to outperform the balance of chain, attracting new customers and driving traffic
- ~600 Sephora shops open to date, with another 250 planned for 2023, taking our total to 850 2,500 sq. ft. shops
- Working with Sephora to design a smaller footprint concept for our remaining 300 stores, creating a Sephora presence across our entire store base
- Drive innovation across partnership (cross-company BOPUS, impulse merchandising, Sephora gift cards)
- Expanding holiday gifting assortment and increasing marketing investment to drive traffic during holiday 2022


KOHL'S
MOST VALUED CUSTOMER

Leading with Loyalty & Value

- Kohl's Cash: Iconic and differentiated loyalty device that provides a fly-wheel effect on customer return visits
- Kohl's Rewards: 30M+ loyalty members spend 2x more than non-loyalty members
- Kohl's Card: Industry-leading private label credit card
  - Enhanced rewards to get 50% more on every purchase (7.5%)
  - Launching co-branded card
- Loyalty platform drives enhanced personalized marketing and efficiencies



Differentiated Omnichannel Experience

- Planning to open 100+ new smaller format stores in the next several years, expanding reach with $500M+ sales opportunity
- Expanding omni capabilities in stores
  - Self-service BOPUS in all stores in 2022
  - Piloting self-returns in 10 stores
  - Testing self-service checkout
- Enhancing digital experience to drive growth
  - Expanded online assortment
  - Kohl's Media Network

KOHL'S 15

We remain confident in our ability to expand operating margin to 7% to 8% Gross Margin Drivers SG&A Expense Management Initiatives • Drive inventory turn of 4.0x+ Transform labor across • Scale self-service across chain • Dynamic inventory allocation stores and fulfillment Inventory Management • Drive productivity across fulfillment centers to mitigate • Strategic focus on more productive centers wage inflation categories • Continue to leverage our centralized • Goal to lower spend ratio to 4.0% of Build on initial success sourcing and direct factory negotiations sales or below Sourcing Cost Savings in improving marketing • Developing strategies to further reduce • Reduced marketing expenses by more + efficiency reliance on third party agents than $130M since 2019 • Simplified pricing while reducing • Reduced technology expenses by more promoted offers than $100M since 2019 Optimizing Price / Focused on maintaining Promotion Strategies technology efficiency • Greater deployment of targeted and • Rebalanced technology staff with more personalized offers internal labor Gross Margin 36% to 37% SG&A Expense Ratio 27% to 28% We are confident in our long-term ability to navigate ongoing margin pressure from cost inflation, higher freight expense, wage investments, and increasing digital penetration 16

…And are committed to returning capital to shareholders Maintain strong balance sheet with long-term objective of maintaining Investment Grade rating DIVIDEND SHARE REPURCHASES LIABILITY MANAGEMENT $500M ASR underscores our Remain firmly committed to Plan to retire the 2023 bond steadfast confidence in Kohl’s future our current dividend maturities totaling $275M during and focus on creating shareholder 2023 value We remain firmly committed to the health of our balance sheet and will plan our capital allocation decisions going forward to continue to reflect this priority. 17

Long-standing focus on ESG Stewardship • Environmental, Social, and Governance stewardship is a key component of our strategy and our vision, and guides how we interact with our customers, employees, and our communities Culture Community Climate 100,000 $815M+ Net Zero by 2050 Associates donations through Kohl’s Cares committed to reducing GHG emissions 8 5.5M+ 165 Business Resource Groups volunteer hours served by Kohl’s associates solar and wind locations D&I Framework Tripling Spend 146 introduced in 2020 among diverse suppliers by 2025 EV charging locations 4 18 Note: See Kohl’s 2021 ESG Report for a thorough overview of the company’s eﬀorts

Appendix 19

Reconciliations Free Cash Flow July 30, 2022 ($ in millions) Three Months Ended Six Months Ended Net cash provided by operating activities $ (86) $ (546) Acquisition of property and equipment (327) (548) Finance lease and financing obligation payments (26) (55) 1 5 Proceeds from financing obligations Free Cash Flow $ (438) $ (1,144) 20